Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Pemberwick Fund
(the “Fund”),
a series of Manager Directed Portfolios the (“Trust”)

Supplement dated September 13, 2021 to the Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated July 31, 2021, as previously supplemented

On August 10, 2021, the Board of Trustees of the Trust approved a change in principal underwriter of the Fund.

Effective September 17, 2021, Vigilant Distributors, LLC has replaced Quasar Distributors, LLC as the Fund’s principal underwriter. Accordingly, all references in the Prospectus and SAI to “Quasar Distributors, LLC” and “Quasar” as the Fund’s principal underwriter are hereby deleted and replaced with references to “Vigilant Distributors, LLC” and “Vigilant Distributors,” respectively, and all references to the Fund’s “distributor” or “underwriter” are deemed to be references to Vigilant Distributors, LLC (“Vigilant Distributors”). The address of Vigilant Distributors is Gateway Corporate Center, Ste 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317.

The date of this supplement is September 13, 2021.
Please retain this supplement for future reference.